                                                                    Exhibit 99.2

                                 WAM!NET Inc.

                                Exchange Offer
                              to holders of their
               13 1/4% Senior Discount Notes due 2005, Series A

                         NOTICE OF GUARANTEED DELIVERY

       As set forth in the Prospectus dated ________ __, 1998 (the "Prospectus") of WAM!NET Inc. ("WAM!NET" or the "Issuer"), and all of the subsidiaries of the Issuer under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Issuer to exchange up to $208,530,000 in principal amount of their 13 1/4% Senior Discount Notes due 2005, Series A issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), for $208,530,000 in principal amount of their 13 1/4% Senior Discount Notes due 2005, Series B (the "Exchange Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Issuer if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO: U.S. BANK TRUST NATIONAL ASSOCIATION (f/k/a First Trust National Association) (the "Exchange Agent")

                                 By Facsimile:
                                (612) 244-1537
                        Attention: Specialized Finance

                             Confirm by telephone:
                                (612) 244-1572

                       By Registered or Certified Mail:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance, 4th Floor

                          By Hand/Overnight Courier:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                   Attention: Specialized Finance, 4th Floor

                                      or

                           U.S. Bank Trust New York
                   (f/k/a First Trust National Association)

                                100 Wall Street
                            Bond Window, 20th Floor
                           New York, New York 10005

             Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
              a facsimile or telex number other than as set forth
                  above does not constitute a valid delivery.
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 Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

  ---------------------------------------------------------------------------
   Principal Amount of Original Notes                    Sign Here
   Tendered                               Signature(s)
           --------------------------                 --------------------
                                          --------------------------------


   Certificate Nos.                       Please Print the Following Information
   (if available)
                 --------------------
                                          Name(s)
                                                --------------------------

   Total Principal Amount                 Address
    Represented by Original Notes                -------------------------
    Certificate(s)                        --------------------------------
                  -------------------

                                          Area Code and Tel. No(s).
                                                                   -------
                                          --------------------------------
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                                   GUARANTEE

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.


                                Name of Firm
                                            ----------------------------------

                                Authorized Signature
                                                    --------------------------

                                Name(s)
                                      ----------------------------------------
                                ----------------------------------------------

                                Address
                                       ---------------------------------------
                                ----------------------------------------------

                                Area Code and Tel. No.
                                                      ------------------------

Dated:  _____________, 1998
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